Exhibit 99.2

QUARTERLY FINANCIAL SUPPLEMENTAL | **JUNE 30, 2017**

KITE

QUARTERLY FINANCIAL SUPPLEMENTAL – JUNE 30, 2017

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes Including Non-GAAP Disclosures
7	Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Six Months Ended June 30, 2017
9	Funds from Operations for the Three and Six Months Ended June 30, 2017
10	Adjusted Funds From Operations and Other Financial Information for the Three and Six Months Ended June 30, 2017
11	Market Capitalization as of June 30, 2017
11	Ratio of Debt to Total Undepreciated Assets as of June 30, 2017
11	Ratio of Company Share of Net Debt to EBITDA as of June 30, 2017
12	Same Property Net Operating Income for the Three and Six Months Ended June 30, 2017
13	Net Operating Income by Quarter
14	Consolidated Joint Venture Summary as of June 30, 2017
15	Summary of Outstanding Debt as of June 30, 2017
16	Maturity Schedule of Outstanding Debt as of June 30, 2017
18	Unsecured Public Debt Covenants
19	Top 10 Retail Tenants by Total Gross Leasable Area
20	Top 25 Tenants by Annualized Base Rent
21	Retail Leasing Spreads
22	Lease Expirations – Operating Portfolio
23	Lease Expirations – Retail Anchor Tenants
24	Lease Expirations – Retail Shops
25	Lease Expirations – Office Tenants and Other
26	Development Projects Under Construction
27	Under Construction Redevelopment, Reposition, and Repurpose Projects
28	Redevelopment, Reposition, and Repurpose Opportunities
29	2017 Property Dispositions
30	Geographic Diversification – Annualized Base Rent by Region and State
31	Operating Retail Portfolio Summary Report
36	Operating Office Properties and Other
37	Components of Net Asset Value
38	Earnings Guidance – 2017

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in select markets in the United States. As of June 30, 2017, we owned interests in 117 operating and redevelopment properties totaling approximately 23.1 million square feet and one development project currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our redevelopment and development portfolio, and identify additional opportunities to acquire or dispose of properties to further strengthen the Company. New investments are focused in the shopping center sector primarily in markets where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns or otherwise in desirable trade areas. Dispositions are generally designed to increase the quality of our portfolio and to strengthen the Company’s balance sheet.

Company Highlights as of June 30, 2017

	# of Properties	Total GLA /NRA[1]	Owned GLA /NRA[1]
Operating Retail Properties	105	21,189,868	14,969,637
Operating Office Properties and Other	4	501,145	501,145
Redevelopment Properties	8	1,437,668	1,329,359
Total Operating and Redevelopment Properties	117	23,128,681	16,800,141
Development Projects	1	23,000	23,000
Total All Properties	118	23,151,681	16,823,141
	Retail	Office & Other	Total
Operating Properties – Leased Percentage[1]	94.5%	98.8%	94.6%
States			20

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Excludes square footage of structures located on land owned by the company and ground leased to tenants.

p. 3	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contact:	Analyst Coverage:	Analyst Coverage:

Daniel R. Sink	Robert W. Baird & Co.	DA Davidson
EVP & CFO	Mr. RJ Milligan	Mr. James O. Lykins
Kite Realty Group Trust	(813) 273-8252	(503) 603-3041
30 South Meridian Street, Suite 1100	rjmilligan@rwbaird.com	jlykins@dadco.com
Indianapolis, IN 46204
(317) 577-5609	Bank of America/Merrill Lynch	Hilliard Lyons
dsink@kiterealty.com	Mr. Jeffrey Spector/Mr. Craig Schmidt	Ms. Carol L. Kemple
	(646) 855-1363/(646) 855-3640	(502) 588-1839
Transfer Agent:	jeff.spector@baml.com	ckemple@hilliard.com
craig.schmidt@baml.com
Broadridge Financial Solutions		KeyBanc Capital Markets
Ms. Kristen Tartaglione	Barclays	Mr. Jordan Sadler/Mr. Todd Thomas
2 Journal Square, 7th Floor	Mr. Ross Smotrich/Ms. Linda Tsai	(917) 368-2280/(917) 368-2286
Jersey City, NJ 07306	(212) 526-2306/(212) 526-9937	tthomas@keybanccm.com
(201) 714-8094	ross.smotrich@barclays.com	jsadler@keybanccm.com
linda.tsai@barclays.com
Stock Specialist:		Raymond James
	BTIG	Mr. Paul Puryear/Mr. Collin Mings
GTS	Mr. Michael Gorman	(727) 567-2253/(727) 567-2585
545 Madison Avenue	(212) 738-6138	paul.puryear@raymondjames.com
15th Floor	mgorman@btig.com	collin.mings@raymondjames.com
New York, NY 10022
(212) 715-2830	Capital One Securities, Inc.	Sandler O’Neill
	Mr. Christopher Lucas	Mr. Alexander Goldfarb
	(571) 633-8151	(212) 466-7937
	christopher.lucas@capitalone.com	agoldfarb@sandleroneill.com

	Citigroup Global Markets	Wells Fargo Securities, LLC
	Mr. Michael Bilerman/Ms. Christy McElroy	Mr. Jeffrey J. Donnelly, CFA /Ms. Tamara Fique
	(212) 816-1383/(212) 816-6981	(617) 603-4262/(443) 263-6568
	michael.bilerman@citigroup.com	jeff.donnelly@wellsfargo.com
	christy.mcelroy@citigroup.com	tamara.fique@wellsfargo.com

p. 4	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES

Interim Information
This Quarterly Financial Supplemental contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 to be filed on or about August 4, 2017, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements
This supplemental information package, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to:

•
national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources;

•	financing risks, including the availability of, and costs associated with, sources of liquidity;

•	our ability to refinance, or extend the maturity dates of, our indebtedness;

•	the level and volatility of interest rates;

•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;

•	the competitive environment in which the Company operates;

•	acquisition, disposition, development and joint venture risks;

•	property ownership and management risks;

•	our ability to maintain our status as a real estate investment trust for federal income tax purposes;

•	potential environmental and other liabilities;

•	impairment in the value of real estate property the Company owns;

•	the impact of online retail and the perception that such retail has on the value of shopping center assets;

•	risks related to the geographical concentration of our properties in Florida, Indiana and Texas;

•	insurance costs and coverage;

•	risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions;

•	other factors affecting the real estate industry generally; and

•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2016, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Disclosures

Funds from Operations
Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"). The NAREIT white paper defines FFO as net income (determined in accordance with GAAP), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided FFO adjusted for transaction costs and a severance charge in 2016. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes our presentation of FFO, as adjusted, provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net income (computed in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement.

p. 5	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES (CONTINUED)

Adjusted Funds from Operations
Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO modifies FFO, as adjusted for certain cash and non-cash transactions not included in FFO, as adjusted. AFFO should not be considered an alternative to net income as an indication of the company's performance or as an alternative to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net income (computed in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement.

Net Operating Income and Same Property Net Operating Income
The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any.

The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the particular period presented and thus provides a more consistent metric for the comparison of our properties. The year to date results represent the sum of the individual quarters, as reported.

NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs.

When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company begins recapturing space from tenants. For the quarter ended June 30, 2017, the Company excluded eight redevelopment properties and the recently completed Northdale Promenade from the same property pool that met these criteria and were owned in both comparable periods.

Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA)
The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, the Company has also provided Adjusted EBITDA, which the Company defines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company's share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity.

Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results.

p. 6	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

($ in thousands)
	June 30, 2017	December 31, 2016
Assets:
Investment properties, at cost	$3,939,999	$3,996,065
Less: accumulated depreciation	(608,233)	(560,683)
	3,331,766	3,435,382
Cash and cash equivalents	27,635	19,874
Tenant and other receivables, including accrued straight-line rent of $29,818 and $28,703 respectively, net of allowance for uncollectible accounts	52,270	53,087
Restricted cash and escrow deposits	8,717	9,037
Deferred costs and intangibles, net	119,699	129,264
Prepaid and other assets	10,188	9,727
Total Assets	$3,550,275	$3,656,371
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness, net	$1,675,064	$1,731,074
Accounts payable and accrued expenses	88,482	80,664
Deferred revenue and other liabilities	103,302	112,202
Total Liabilities	1,866,848	1,923,940
Commitments and contingencies
Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	73,051	88,165
Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Common Shares, $.01 par value, 225,000,000 shares authorized, 83,595,490 and 83,545,398 shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively	836	835
Additional paid in capital	2,067,795	2,062,360
Accumulated other comprehensive income (loss)	736	(316)
Accumulated deficit	(459,689)	(419,305)
Total Kite Realty Group Trust Shareholders’ Equity	1,609,678	1,643,574
Noncontrolling Interests	698	692
Total Equity	1,610,376	1,644,266
Total Liabilities and Equity	$3,550,275	$3,656,371

p. 7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

($ in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue:
Minimum rent	$68,395	$68,455	$137,341	$135,918
Tenant reimbursements	18,521	17,006	37,091	35,161
Other property related revenue	5,733	2,114	8,330	5,046
Total revenue	92,649	87,575	182,762	176,125
Expenses:
Property operating	12,139	11,346	25,091	23,538
Real estate taxes	11,228	10,503	21,559	21,637
General, administrative, and other	5,488	4,856	10,958	10,147
Transaction costs	—	2,771	—	2,771
Impairment charge	—	—	7,411	—
Depreciation and amortization	42,710	43,841	88,540	86,082
Total expenses	71,565	73,317	153,559	144,175
Operating income	21,084	14,258	29,203	31,950
Interest expense	(16,433)	(15,500)	(32,878)	(30,825)
Income tax (expense) benefit of taxable REIT subsidiary	(3)	(338)	30	(748)
Other expense, net	(80)	(110)	(219)	(94)
Income (loss) from continuing operations	4,568	(1,690)	(3,864)	283
Gains on sales of operating properties	6,290	194	15,160	194
Net income (loss)	10,858	(1,496)	11,296	477
Net income attributable to noncontrolling interests	(678)	(399)	(1,110)	(971)
Net income (loss) attributable to Kite Realty Group Trust common shareholders	$10,180	$(1,895)	$10,186	$(494)

Income (loss) per common share - basic	$0.12	$(0.02)	$0.12	$(0.01)
Income (loss) per common share - diluted	$0.12	$(0.02)	$0.12	$(0.01)

Weighted average common shares outstanding - basic	83,585,736	83,375,765	83,575,587	83,362,136
Weighted average common shares outstanding - diluted	83,652,627	83,375,765	83,640,327	83,362,136
Cash dividends declared per common share	$0.3025	$0.2875	$0.6050	$0.5750

p. 8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

FUNDS FROM OPERATIONS[1]

($ in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Funds From Operations ("FFO")
Consolidated net income (loss)	$10,858	$(1,496)	$11,296	$477
Less: net income attributable to noncontrolling interests in properties	(438)	(461)	(870)	(922)
Less: gains on sales of operating properties	(6,290)	(194)	(15,160)	(194)
Add: impairment charge	—	—	7,411	—
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	42,050	43,545	87,416	85,599
FFO of the Operating Partnership[1]	46,180	41,394	90,093	84,960
Less: Limited Partners' interests in FFO	(1,056)	(809)	(2,045)	(1,790)
FFO attributable to Kite Realty Group Trust common shareholders[1]	$45,124	$40,585	$88,048	$83,170
FFO, as defined by NAREIT, per share of the Operating Partnership - basic	$0.54	$0.49	$1.05	$1.00
FFO, as defined by NAREIT, per share of the Operating Partnership - diluted	$0.54	$0.48	$1.05	$0.99

FFO of the Operating Partnership[1]	$46,180	$41,394	$90,093	$84,960
Add: transaction costs	—	2,771	—	2,771
Add: severance charge	—	—	—	500
FFO, as adjusted, of the Operating Partnership	$46,180	$44,165	$90,093	$88,231
FFO, as adjusted, per share of the Operating Partnership - basic	$0.54	$0.52	$1.05	$1.03
FFO, as adjusted, per share of the Operating Partnership - diluted	$0.54	$0.52	$1.05	$1.03

Weighted average common shares outstanding - basic	83,585,736	83,375,765	83,575,587	83,362,136
Weighted average common shares outstanding - diluted	83,652,627	83,475,474	83,640,327	83,460,521
Weighted average common shares and units outstanding - basic	85,572,566	85,320,923	85,551,356	85,295,968
Weighted average common shares and units outstanding - diluted	85,639,457	85,420,633	85,616,096	85,394,353

FFO, as defined by NAREIT, per diluted share
Consolidated net income	$0.13	$(0.02)	$0.13	$0.01
Less: net income attributable to noncontrolling interests in properties	(0.01)	(0.01)	(0.01)	(0.01)
Less: gains on sales of operating properties	(0.07)	—	(0.17)	—
Add: impairment charge	—	—	0.08	—
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	0.49	0.51	1.02	1.00
FFO, as defined by NAREIT, of the Operating Partnership per diluted share[1]	$0.54	$0.48	$1.05	$1.00

Add: transaction costs	—	0.04	—	0.03
Add: severance charge	—	—	—	—
FFO, as adjusted, of the Operating Partnership per diluted share	$0.54	$0.52	$1.05	$1.03

____________________
1
“FFO of the Operating Partnership" measures 100% of the operating performance of the Operating Partnership’s real estate properties. “FFO attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

p. 9	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

ADJUSTED FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION

($ in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)
FFO, as adjusted, of the Operating Partnership	$46,180	$44,165	$90,093	$88,231
Add:
Depreciation of non-real estate assets	660	297	1,131	530
Amortization of deferred financing costs	668	797	1,350	1,632
Non-cash compensation expense	1,285	1,132	2,479	2,182
Less:
Straight-line rent	1,099	1,398	2,420	2,841
Market rent amortization income	950	2,045	1,800	3,252
Amortization of debt premium	713	1,113	1,486	2,128
Other cash and non-cash adjustments[1]	—	2,771	866	3,271
Capital expenditures[2]:
Maintenance capital expenditures[3]	367	362	1,240	534
Revenue enhancing tenant improvements – retail	3,175	2,104	9,730	4,202
Revenue enhancing tenant improvements – office	318	—	318	—
External lease commissions	479	493	1,099	987
Total AFFO of the Operating Partnership	$41,692	$36,105	$76,094	$75,360

Other Financial Information:
Scheduled debt principal payments	$1,274	$1,541	$2,389	$2,990
Capitalized interest cost	792	987	1,533	2,396
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	86,815	104,946
Acreage of undeveloped, vacant land in the operating portfolio[4]	42.9

	June 30, 2017	December 31, 2016
Investment properties, at cost:
Land, building and improvements[4]	$3,830,947	$3,885,223
Furniture, equipment and other	7,550	7,246
Land held for development	31,981	34,171
Construction in progress	69,521	69,425
Total	$3,939,999	$3,996,065

____________________
1	Reflects a non-cash termination fee for the quarter ended March 31, 2017 and a severance charge for the quarter ended March 31, 2016.
2	Excludes landlord work, tenant improvements and leasing commissions relating to development and redevelopment projects.
3	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
4	Includes undeveloped vacant land with a book value of $20.0 million at June 30, 2017.

p. 10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

MARKET CAPITALIZATION AS OF JUNE 30, 2017

($ in thousands)
	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization
Equity Capitalization:
Total Common Shares Outstanding	97.7%	83,595,490
Operating Partnership ("OP") Units Outstanding	2.3%	1,986,830
Combined Common Shares and OP Units	100.0%	85,582,320
Market Price of Common Shares		$18.93
Total Equity Capitalization		1,620,073	50%
Debt Capitalization:
Company Consolidated Outstanding Debt		1,675,064
Plus: Debt Premium and Issuance Costs, net		1,146
Less: Partner Share of Consolidated Joint Venture Debt[1]		(13,373)
Company Share of Outstanding Debt		1,662,837
Less: Cash, Cash Equivalents, and Restricted Cash		(36,352)
Total Net Debt Capitalization		1,626,485	50%
Total Enterprise Value		$3,246,558	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF JUNE 30, 2017
Consolidated Undepreciated Real Estate Assets		$3,939,999
Company Share of Unconsolidated Real Estate Assets[2]		2,500
		3,942,499
Total Consolidated Debt		1,675,064
Less: Debt Premium and Issuance Costs, net		1,146
Less: Cash, Cash Equivalents, and Restricted Cash		(36,352)
		$1,639,858
Ratio of Debt to Total Undepreciated Real Estate Assets		41.6%

RATIO OF COMPANY SHARE OF NET DEBT TO EBITDA AS OF JUNE 30, 2017
Company Share of Consolidated Debt		$1,662,837
Less: Cash, Cash Equivalents, and Restricted Cash		(36,352)
		1,626,485
Q2 2017 EBITDA, Annualized:
- Consolidated EBITDA	$255,176
- Unconsolidated EBITDA	137
- Pro-forma adjustments[3]	(13,475)
- Minority Interest EBITDA[1]	(1,728)	240,110
Ratio of Company Share of Net Debt to EBITDA		6.77x

____________________
1	See page 14 for details.
2	Included in Prepaid and other assets on Consolidated Balance Sheets.
3	Relates to current quarter GAAP operating income, annualized, for properties sold during the quarter and an adjustment to normalize other property related revenue.

p. 11	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

SAME PROPERTY NET OPERATING INCOME (NOI)

($ in thousands)
	Three Months Ended June 30,			Six Months Ended June 30,
	2017	2016	% Change	2017	2016	% Change
Number of properties for the quarter[1]	102	102

Leased percentage at period end	94.3%	95.1%		94.3%	95.1%
Economic Occupancy percentage[2]	93.8%	92.7%		93.9%	93.0%

Minimum rent	$58,028	$56,358		$116,809	$113,716
Tenant recoveries	16,233	15,231		33,059	31,640
Other income	168	121		453	264
	74,429	71,710		150,321	145,620

Property operating expenses	(9,992)	(9,547)		(19,747)	(18,914)
Real estate taxes	(9,945)	(9,381)		(19,987)	(19,509)
	(19,937)	(18,928)		(39,734)	(38,423)
Same Property NOI[3]	$54,492	$52,782	3.2%	$110,587	$107,197	3.2%
Same Property NOI - excluding the impact of the 3-R initiative[4]			3.8%			3.9%

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$54,492	$52,782		$110,587	$107,197
Net operating income - non-same activity[5]	14,790	12,944		25,525	23,753
Other expense, net	(83)	(448)		(189)	(842)
General, administrative and other	(5,488)	(4,856)		(10,958)	(10,147)
Transaction costs	—	(2,771)		—	(2,771)
Impairment charge	—	—		(7,411)	—
Depreciation and amortization expense	(42,710)	(43,841)		(88,540)	(86,082)
Interest expense	(16,433)	(15,500)		(32,878)	(30,825)
Gains on sales of operating properties	6,290	194		15,160	194
Net income attributable to noncontrolling interests	(678)	(399)		(1,110)	(971)
Net income (loss) attributable to common shareholders	$10,180	$(1,895)		$10,186	$(494)

____________________
1	Same Property NOI excludes eight properties in redevelopment, the recently completed Northdale Promenade as well as office properties (Thirty South Meridian and Eddy Street Commons).
2
Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement and expiration during the period.

3
Same Property NOI excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any.

4	See pages 27 and 28 for further detail of the properties included in the 3-R initiative.
5	Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool.

p. 12	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

NET OPERATING INCOME BY QUARTER

($ in thousands)
	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Revenue:
Minimum rent[1]	$68,395	$68,946	$68,622	$69,518	$68,455
Tenant reimbursements	18,521	18,570	17,791	17,531	17,006
Other property related revenue[2]	5,267	1,858	1,016	1,198	1,548
Overage rent	16	266	904	315	162
Parking revenue, net[3]	137	81	188	159	50
	92,336	89,721	88,521	88,721	87,221
Expenses:
Property operating - Recoverable[4]	9,386	10,376	9,986	9,599	9,058
Property operating - Non-Recoverable[4]	2,573	2,318	2,172	2,091	2,062
Real estate taxes	11,095	10,198	10,469	10,515	10,375
	23,054	22,892	22,627	22,205	21,495
Net Operating Income - Properties	69,282	66,829	65,894	66,516	65,726
Other Expenses:
General, administrative, and other	(5,488)	(5,470)	(5,375)	(5,081)	(4,856)
Transaction costs	—	—	—	—	(2,771)
Impairment charge	—	(7,411)	—	—	—
	(5,488)	(12,881)	(5,375)	(5,081)	(7,627)
Earnings Before Interest, Taxes, Depreciation and Amortization	63,794	53,948	60,519	61,435	58,099
Depreciation and amortization	(42,710)	(45,830)	(42,939)	(45,543)	(43,841)
Interest expense	(16,433)	(16,445)	(17,613)	(17,139)	(15,500)
Income tax (expense) benefit of taxable REIT subsidiary	(3)	33	(51)	(15)	(338)
Other expense, net	(80)	(139)	(75)	—	(110)
Income (Loss)From Continuing Operations	4,568	(8,433)	(159)	(1,262)	(1,690)
Gains on sales of operating properties	6,290	8,870	4,059	—	194
Net income (loss)	10,858	437	3,900	(1,262)	(1,496)
Less: Net income attributable to noncontrolling interests	(678)	(432)	(541)	(420)	(399)
Net income (loss) attributable to Kite Realty Group Trust	$10,180	$5	$3,359	$(1,682)	$(1,895)
NOI/Revenue	75.0%	74.5%	74.4%	75.0%	75.4%
Recovery Ratios[5]
- Retail Properties	93.1%	92.0%	89.2%	89.4%	90.1%
- Consolidated	90.4%	90.3%	87.0%	87.2%	87.5%

____________________
1	Minimum rent includes $4.8 million in ground lease-related revenue for the three months ended June 30, 2017.
2	Other property related revenue for the three months ended June 30, 2017 includes a $4.9 million gain on the sale of an outlot.
3
Parking revenue, net represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage. In the three months ended June 30, 2017, this amount was calculated as revenue of $450,000 less real estate taxes and property operating expenses of $135,000 and $178,000, respectively.

4
Recoverable expenses include total management fee expense (or recurring G&A expense of $1.2 million) allocable to the property operations in the three months ended June 30, 2017, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt provision, ground rent, and professional fees.

5	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

p. 13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

CONSOLIDATED JOINT VENTURE SUMMARY - JUNE 30, 2017

($ in thousands)

Ownership
Joint Venture Entity	Location (MSA)	Owned GLA	KRG Ownership %	Current KRG Economic Ownership%[1]
Delray Marketplace	Delray, FL	260,255	50%	98%
Pan Am Plaza	Indianapolis, IN	—	85%	85%
Crossing at Killingly Commons	Killingly, CT	208,929	55%	90%
Territory Portfolio[2]	Las Vegas, NV	847,690	78%	94%
Balance Sheet		Current Partner Economic Ownership %
Joint Venture Entity	Debt Balance		Partner Share of Debt	Redeemable Noncontrolling Interest
Delray Marketplace	$56,850	2%	$1,138	$—
Pan Am Plaza	—	15%	—	—
Crossing at Killingly Commons	33,000	10%	3,300	10,070
Territory Portfolio[2]	148,940	6%	8,935	22,461
Total	$238,790		$13,373	$32,531
Income Statement
Joint Venture Entity			Quarterly Minority Interest	Annualized Minority Interest
Delray Marketplace			$—	$—	KRG has an 8% cumulative preferred return
Pan Am Plaza			—	—	Project currently in Land Held For Development
Crossing at Killingly Commons			132	528	Partner receives a fixed annual preferred payment of 5.5% on $9.6 million
Territory Portfolio[2]			300	1,200	Partner receives a fixed annual preferred payment of 4% on $30 million
Total			$432	$1,728

____________________
1	Economic ownership % represents the Company's share of cash flow.
2
Joint Venture includes six operating properties located in Las Vegas, Nevada. During the quarter, our partner exercised its option to have the Company redeem a portion of its ownership interest in the joint venture. Our partner has elected to redeem $8.1 million of its interest for cash. The Company can determine the timing of closing, but it must occur before December 27, 2017.

p. 14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

SUMMARY OF OUTSTANDING DEBT AS OF JUNE 30, 2017

($ in thousands)
TOTAL OUTSTANDING DEBT[1]
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt	$1,589,907	95%	4.08%	6.1
Variable Rate Debt	86,303	5%	2.73%	4.6
Net Debt Premiums and Issuance Costs, Net	(1,146)	N/A	N/A	N/A
Total	$1,675,064	100%	4.01%	6.0

SCHEDULE OF MATURITIES BY YEAR
	Secured Debt
	Scheduled Principal Payments	Term Maturities	Unsecured Debt[2]	Total Outstanding Debt
2017	$2,560	$—	$—	$2,560
2018	5,635	37,584	—	43,219
2019	5,975	—	—	5,975
2020	5,920	42,338	—	48,258
2021	4,627	159,874	233,100	397,601
2022	1,113	205,208	200,000	406,321
2023	806	214,940	95,000	310,746
2024 And Beyond	6,430	100	455,000	461,530
Net Debt Premiums and Issuance Costs, Net	(1,146)	—	—	(1,146)
Total	$31,920	$660,044	$983,100	$1,675,064

____________________
1
Fixed rate debt includes, and variable rate date excludes, the portion of such debt that has been hedged by interest rate derivatives. As of June 30, 2017, $460.8 million in variable rate debt is hedged for a weighted average 2.3 years.

2	This presentation reflects the Company's exercise of its option to extend the maturity date by one year to July 28, 2021 for the Company's unsecured credit facility.

Schedule of Debt Maturities

(In millions)
1,000
900
800
700
600
500
400
300
200
100
0
38.2
44.9
200.0
33.1
169.1
200.0
215.0
95.0
214.9
80.0
375.0
11.0
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026+
Mortgage Debt
Line of Credit
Unsecured Term Loans
Senior Unsecured Notes

(1) Chart excludes annual principal payments and net premiums on fixed rate debt.

p. 15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2017

($ in thousands)
Property	Lender	Interest Rate[1]	Maturity Date	Balance as of June 30, 2017	% of Total Outstanding

Whitehall Pike	CMBS	6.71%	7/5/2018	$4,875
Perimeter Woods	Jackson National Life Insurance	6.02%	9/1/2018	33,330
2018 Debt Maturities				38,205	2.3%

2019 Debt Maturities				—	—%

Fishers Station [2]	Old National Bank	LIBOR + 225	1/4/2020	6,711
Lake City Commons/12th Street Plaza/University Town Center II	CMBS	5.70%	9/1/2020	20,700
Thirty South	Associated Bank	LIBOR + 205	12/31/2020	17,444
2020 Debt Maturities				44,855	2.7%

Waxahachie Crossing	CMBS	5.55%	3/1/2021	7,750
International Speedway Square	CMBS	5.77%	4/1/2021	19,193
Lima Marketplace	CMBS	5.80%	4/1/2021	8,383
Bell Oaks Centre	CMBS	5.59%	4/1/2021	6,548
Northcrest Shopping Center	CMBS	5.48%	5/1/2021	15,780
University Town Center	CMBS	5.48%	6/1/2021	18,690
Village at Bay Park	CMBS	5.58%	6/1/2021	9,183
Silver Springs Pointe	CMBS	5.03%	7/1/2021	8,800
Lake Mary Plaza	CMBS	5.10%	7/1/2021	5,080
Unsecured Credit Facility [3,4]	KeyBank (Admin. Agent)	LIBOR + 135	7/28/2021	33,100
Unsecured Term Loan [4]	KeyBank (Admin. Agent)	LIBOR + 130	7/28/2021	200,000
Bayport Commons	CMBS	5.44%	9/1/2021	11,999
Eddy Street Commons	CMBS	5.44%	9/1/2021	23,312
Four Property Pool Loan	CMBS	5.44%	9/1/2021	34,400
2021 Debt Maturities				402,218	24.0%

Centre at Panola, Phase I	CMBS	6.78%	1/1/2022	1,825
Delray Marketplace [2]	Bank of America	LIBOR + 160	2/5/2022	56,850
Palm Coast Landing	CMBS	5.00%	3/1/2022	22,441
Bayonne Crossing	CMBS	4.33%	4/1/2022	44,878
Saxon Crossing	CMBS	4.65%	7/1/2022	11,400
Merrimack Village Center	CMBS	4.36%	7/6/2022	5,445
Shops at Moore	CMBS	4.29%	9/1/2022	21,300
Shops at Julington Creek	CMBS	4.60%	9/1/2022	4,785
Centre Point Commons	CMBS	4.34%	10/1/2022	14,410
Unsecured Term Loan [4]	KeyBank (Admin. Agent)	LIBOR + 160	10/26/2022	200,000
Miramar Square	CMBS	4.16%	12/1/2022	31,625
2022 Debt Maturities				414,959	24.7%
See footnotes on next page

p. 16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2017 (CONTINUED)

($ in thousands)
Property	Lender	Interest Rate[1]	Maturity Date	Balance as of June 30, 2017	% of Total Outstanding

Centennial Gateway / Eastgate [5]	CMBS	3.81%	1/1/2023	$44,385
Crossing at Killingly Commons [5]	Huntington Bank	LIBOR + 170	1/1/2023	33,000
Centennial Center [5]	CMBS	3.83%	1/6/2023	70,455
Eastern Beltway [5]	CMBS	3.83%	1/6/2023	34,100
The Corner	CMBS	4.10%	3/1/2023	14,750
Chapel Hill	CMBS	3.78%	4/1/2023	18,250
Senior Unsecured Note	Various	4.23%	9/10/2023	95,000
2023 Debt Maturities				309,940	18.5%

Senior Unsecured Note	Various	4.47%	9/10/2025	80,000
Senior Unsecured Note	Various	4.00%	10/1/2026	300,000
Senior Unsecured Note	Various	4.57%	9/10/2027	75,000
Rampart Commons	CMBS	5.73%	6/10/2030	11,033
2024 And Beyond Debt Maturities				466,033	27.8%
NET PREMIUMS ON ACQUIRED DEBT & ISSUANCE COSTS				(1,146)
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET				$1,675,064

____________________
1	At June 30, 2017, one-month LIBOR was 1.22%.
2	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 14 for additional detail.
3	Assumes Company exercises its option to extend the maturity date by one year.
4	The Company has 100 unencumbered properties of which 93 are wholly owned and included in the unencumbered property pool of our unsecured facilities.
5	Property is held in a joint venture. See Joint Venture Summary on page 14 for additional detail.

p. 17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

UNSECURED PUBLIC DEBT COVENANTS

	June 30, 2017	Threshold[1]

Total Debt to Undepreciated Assets	41.0%	<60%

Secured Debt to Undepreciated Assets	16.9%	<40%

Undepreciated Unencumbered Assets to Unsecured Debt	267.8%	>150%

Debt Service Coverage	3.6x	>1.5x

Senior Unsecured Debt Ratings:
Moody's Investors Service	Baa3/Stable
Standard & Poor's Rating Services	BBB-/Stable

Liquidity ($ in thousands)
Cash and cash equivalents	$27,635
Availability under unsecured credit facility	388,250
	$415,885

____________________
1	For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the terms, refer to the Company's filings with the SEC.

p. 18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

TOP 10 RETAIL TENANTS BY TOTAL GROSS LEASABLE AREA (GLA)

As of June 30, 2017

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2017.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA	Ground Lease GLA	Number of Anchor Owned Locations	Anchor Owned GLA
Wal-Mart Stores, Inc.[1]	15	2,578,323	6	203,742	811,956	9	1,562,625
Target Corporation	15	2,175,101	—	—	—	15	2,175,101
Lowe's Companies, Inc.	14	2,072,666	5	128,997	650,161	9	1,293,508
Home Depot Inc.	6	788,167	1	—	131,858	5	656,309
Kohl's Corporation	9	782,386	5	184,516	244,010	4	353,860
The TJX Companies, Inc.[2]	22	656,931	22	656,931	—	—	—
Publix Super Markets, Inc.	13	623,588	13	623,588	—	—	—
Ross Stores, Inc.	18	510,707	18	510,707	—	—	—
Bed Bath & Beyond, Inc.[3]	19	493,719	19	493,719	—	—	—
Petsmart, Inc.	19	390,843	19	390,843	—	—	—
Total	150	11,072,431	108	3,193,043	1,837,985	42	6,041,403

____________________
1	Includes Sam's Club, which is owned by the same parent company.
2	Includes TJ Maxx, Home Goods and Marshalls, all of which are owned by the same parent company.
3	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, all of which are owned by the same parent company.

p. 19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of June 30, 2017

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2017.

Tenant	Number of Stores	Leased GLA/NRA[1]	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent[2,3]	Annualized Base Rent per Sq. Ft.[3]	% of Total Portfolio Annualized Base Rent[3]
The TJX Companies, Inc.[4]	22	656,931	2.7%	$6,793	$10.34	2.5%
Publix Super Markets, Inc.	13	623,588	2.5%	6,165	9.89	2.3%
Petsmart, Inc.	19	390,843	1.6%	6,132	15.69	2.2%
Bed Bath & Beyond, Inc.[5]	19	493,719	2.0%	6,050	12.25	2.2%
Ross Stores, Inc.	18	510,707	2.1%	5,791	11.34	2.1%
Lowe's Companies, Inc.	5	128,997	0.5%	5,039	6.47	1.9%
Office Depot (9) / Office Max (6)	15	307,788	1.3%	4,242	13.78	1.6%
Dick's Sporting Goods, Inc.[6]	8	390,502	1.6%	4,167	10.67	1.5%
Ascena Retail Group[7]	34	206,082	0.8%	4,135	20.07	1.5%
Michaels Stores, Inc.	14	295,066	1.2%	3,927	13.31	1.5%
Nordstrom, Inc.	6	197,845	0.8%	3,918	19.80	1.4%
Wal-Mart Stores, Inc.[8]	6	203,742	0.8%	3,655	3.60	1.4%
LA Fitness	5	208,209	0.8%	3,447	16.56	1.3%
Best Buy Co., Inc.	6	213,604	0.9%	3,069	14.37	1.1%
Kohl's Corporation	5	184,516	0.8%	2,927	6.83	1.1%
Toys "R" Us, Inc.	6	179,316	0.7%	2,924	11.82	1.1%
National Amusements	1	80,000	0.3%	2,898	36.22	1.1%
Mattress Firm Holdings Corp (18) / Sleepy's (5)	23	105,001	0.4%	2,877	27.40	1.1%
Petco Animal Supplies, Inc.	12	167,455	0.7%	2,804	16.74	1.0%
DSW Inc.	9	175,133	0.7%	2,491	14.22	0.9%
Stein Mart, Inc.	9	307,222	1.3%	2,378	7.74	0.9%
Frank Theatres	2	122,224	0.5%	2,274	18.60	0.8%
Walgreens Boots Alliance, Inc.	4	67,212	0.3%	2,099	31.23	0.8%
Ulta Beauty, Inc.	10	107,015	0.4%	2,098	19.60	0.8%
The Gap, Inc. / Old Navy (9)	9	148,401	0.6%	2,064	13.91	0.8%
TOTAL	280	6,471,118	26.3%	$94,363	$11.49	34.9%

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
2	Annualized base rent represents the monthly contractual rent for June 30, 2017 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.
3	Annualized base rent and percent of total portfolio includes ground lease rent.
4	Includes TJ Maxx (13), Marshalls (7) and HomeGoods (2), all of which are owned by the same parent company.
5	Includes Bed Bath and Beyond (11), Buy Buy Baby (4) Christmas Tree Shops (1) and Cost Plus (3), all of which are owned by the same parent company.
6	Includes Dick's Sporting Goods (7) and Golf Galaxy (1), both of which are owned by the same parent company.
7	Includes Ann Taylor (5), Catherine's (2), Dress Barn (11), Lane Bryant (7), Justice Stores (5) and Maurices (4), all of which are owned by the same parent company.
8	Includes Sam's Club, which is owned by the same parent company.

p. 20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

RETAIL LEASING SPREADS

			Comparable Space[1,2]
Category	Total Leases	Total Sq. Ft.	Leases	Sq. Ft.	Prior Rent PSF[3]	New Rent PSF[4,5]	Cash Rent Spread	TI, LL Work, Lease Commissions PSF[6]
New Leases - Q2, 2017	51	164,214	23	71,828	$21.52	$25.27	17.4%	$58.67
New Leases - Q1, 2017[7]	32	109,513	15	74,122	$10.20	$14.85	45.5%	$34.37
New Leases - Q4, 2016	49	218,329	25	137,028	$14.84	$18.74	26.3%	$52.03
New Leases - Q3, 2016	49	208,320	23	99,666	$21.17	$23.95	13.1%	$89.27

Renewals - Q2, 2017	45	460,103	45	460,103	$14.07	$15.20	8.0%	$2.38
Renewals - Q1, 2017[8]	48	399,851	48	399,851	$16.13	$16.89	4.7%	$2.32
Renewals - Q4, 2016	43	352,761	43	352,761	$13.98	$14.75	5.5%	$1.10
Renewals - Q3, 2016	61	419,605	61	419,605	$15.72	$17.08	8.7%	$1.12

Total - Q2, 2017[9]	96	624,317	68	531,931	$15.08	$16.56	9.8%	$10.02
Total - Q1, 2017[8]	80	509,364	63	473,973	$15.20	$16.57	9.0%	$7.34
Total - Q4, 2016	92	571,090	68	489,789	$14.22	$15.87	11.5%	$15.36
Total - Q3, 2016	110	627,925	84	519,271	$16.77	$18.40	9.7%	$18.05

________________
1
Comparable space leases on this report are included for retail properties only. Leases at our two office properties, Thirty South Meridian and Eddy Street, are included in the totals and ground leases are excluded.

2	Comparable leases represent those leases signed for which there was a former tenant within the last 12 months.
3	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
4	All amounts reported at lease execution.
5	Contractual rent represents contractual minimum rent per square foot for the first 12 months of the lease.
6
Includes redevelopment costs for tenant specific landlord work and tenant allowances provided to tenants at properties in the 3-R pipeline. Excluding the costs associated with three anchor leases the Q3, 2016 new lease amount would have been $47.53 psf.

7	Cash rent spread on comparable new leases for Q1, 2017, excluding one anchor lease, was 14.3%.
8	Cash renewal spread on comparable leases for Q1, 2017, excluding one strategic anchor renewal, was 5.5%. The aggregate spread excluding the one anchor renewal was 10.3%.
9	The aggregate spread on a straight-line basis over the contractual life of the lease to the comparable lease was 13.9% for Q2, 2017 and 13.7% for Q1, 2017.

p. 21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

LEASE EXPIRATIONS – OPERATING PORTFOLIO

As of June 30, 2017

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2017.

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2017	90	309,265	2.0%	$6,319	2.5%	$20.43	$—
2018	297	1,718,352	11.1%	29,823	12.0%	17.36	1,428
2019	259	1,718,703	11.1%	25,479	10.2%	14.82	652
2020	246	2,047,739	13.3%	28,047	11.2%	13.70	1,592
2021	303	1,764,819	11.4%	29,631	11.9%	16.79	911
2022	273	2,023,240	13.1%	33,075	13.3%	16.35	1,217
2023	139	1,238,991	8.1%	19,371	7.8%	15.63	519
2024	95	909,163	5.9%	18,276	7.3%	20.10	288
2025	76	732,846	4.8%	12,704	5.1%	17.34	806
2026	80	767,131	5.0%	11,227	4.5%	14.64	1,320
Beyond	135	2,191,556	14.1%	35,551	14.2%	16.22	10,610
	1,993	15,421,805	100.0%	$249,504	100.0%	$16.18	$19,343

____________________
1	Lease expiration table reflects rents in place as of June 30, 2017 and does not include option periods; 2017 expirations include 16 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for June 2017 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS[1]

As of June 30, 2017

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2017.

	Number of Expiring Leases[2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2017	1	11,800	0.1%	$101	—%	$8.59	$—
2018	43	1,067,713	6.9%	13,052	5.2%	12.22	1,194
2019	35	1,135,043	7.4%	11,089	4.4%	9.77	—
2020	39	1,543,517	10.0%	15,695	6.3%	10.17	1,111
2021	41	1,070,499	6.9%	12,381	5.0%	11.57	318
2022	51	1,380,376	9.0%	17,268	6.9%	12.51	745
2023	28	734,641	4.8%	9,333	3.7%	12.70	260
2024	20	625,389	4.1%	11,553	4.6%	18.47	—
2025	19	485,641	3.1%	6,719	2.7%	13.83	381
2026	16	512,101	3.3%	4,972	2.0%	9.71	750
Beyond	54	1,902,532	12.3%	27,629	11.1%	14.52	6,373
	347	10,469,252	67.9%	$129,794	52.0%	$12.40	$11,131

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.
2	Lease expiration table reflects rents in place as of June 30, 2017 and does not include option periods.
3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.
4	Annualized base rent represents the monthly contractual rent for June 2017 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

LEASE EXPIRATIONS – RETAIL SHOPS

As of June 30, 2017

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business as of June 30, 2017.

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2017	87	211,375	1.4%	$4,664	1.9%	$22.06	$—
2018	253	639,841	4.0%	16,525	6.6%	25.83	234
2019	223	578,407	3.8%	14,289	5.7%	24.70	652
2020	205	490,911	3.2%	12,096	4.8%	24.64	481
2021	259	685,321	4.4%	17,022	6.8%	24.84	593
2022	218	582,641	3.8%	14,646	5.9%	25.14	473
2023	108	363,962	2.4%	8,822	3.5%	24.24	259
2024	72	209,548	1.4%	5,523	2.2%	26.36	288
2025	53	160,526	1.0%	4,568	1.8%	28.46	425
2026	64	255,030	1.7%	6,256	2.5%	24.53	570
Beyond	80	279,870	1.7%	7,652	3.1%	27.34	4,237
	1,622	4,457,432	28.7%	$112,061	44.9%	$25.14	$8,212

____________________
1	Lease expiration table reflects rents in place as of June 30, 2017, and does not include option periods; 2017 expirations include 16 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land we own and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for June 2017 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

LEASE EXPIRATIONS – OFFICE TENANTS AND OTHER

As of June 30, 2017

($ in thousands, except per square foot data)

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2017	2	86,090	0.6%	$1,554	0.6%	$18.05
2018	1	10,798	0.1%	246	0.1%	22.81
2019	1	5,253	0.0%	101	0.0%	19.25
2020	2	13,311	0.1%	256	0.1%	19.25
2021	3	8,999	0.1%	227	0.1%	25.28
2022	4	60,223	0.4%	1,161	0.5%	19.27
2023	3	140,388	0.9%	1,216	0.5%	8.66
2024	3	74,226	0.5%	1,200	0.5%	16.16
2025	4	86,679	0.6%	1,418	0.6%	16.36
2026	—	—	0.0%	—	0.0%	—
Beyond	1	9,154	0.1%	270	0.1%	29.50
	24	495,121	3.4%	$7,649	3.1%	$15.45

____________________
1	Lease expiration table reflects rents in place as of June 30, 2017 and does not include option periods. This column also excludes ground leases.
2	Lease expiration table reflects rents in place as of June 30, 2017 and does not include option periods. This column also excludes ground leases.
3	Annualized base rent represents the monthly contractual rent for June 2017 for each applicable tenant multiplied by 12. Excludes tenant reimbursements.

p. 25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

DEVELOPMENT PROJECTS UNDER CONSTRUCTION

As of June 30, 2017

($ in thousands)

Project	Company Ownership %	MSA	Projected Stabilization Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[4]	Percent of Owned GLA Pre-Leased/ Committed	Total Estimated Project Cost	Cost Incurred as of June 30, 2017	Major Tenants and Non-owned Anchors
Holly Springs Towne Center, NC - Phase II Expansion	100%	Raleigh	Mid 2018	23,000	23,000	—%	100.0%	$2,700	$240	O2 Fitness
Total				23,000	23,000	—%	100.0%	$2,700	$240

Projected Annualized Development / Redevelopment Cash NOI Summary
Remaining Under Construction Development / Redevelopment Cash NOI	$5,692
Remaining Transitional Development / Redevelopment Cash NOI	3,533
Total Remaining Annual Cash NOI	$9,225

Summary of Construction In Progress on Consolidated Balance Sheet:
Under Construction Development / Redevelopment CIP	$9,524
Transitional Development / Redevelopment CIP	9,427
Lake Lofts at Deerwood - Jacksonville, FL	26,673
Holly Springs Towne Center - Phase III	5,750
Various tenant improvements and small projects	18,147
Construction In Progress on Consolidated Balance Sheet	$69,521

____________________
1	Stabilization date represents near completion of project construction and substantial occupancy of the property.
2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.

p. 26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

UNDER CONSTRUCTION REDEVELOPMENT, REPOSITION, AND REPURPOSE PROJECTS

($ in thousands)

Property	Location (MSA)	Description	Projected ROI	Projected Cost	Percentage of Cost Spent	Est. Stabilized Period
Bolton Plaza, Phase II	Jacksonville	Replacing existing vacant shop space with Marshalls and a ground lease with Aldi; additionally undergoing center upgrades.	9.5% - 10.5%	$5,000 - $5,500	94%	2H 2017
Burnt Store Promenade*	Punta Gorda	New building construction of Publix into 45,000 square foot space. New 20 year lease and center upgrades.	10.5% - 11.5%	$9,000 - $10,000	82%	1H 2018
City Center*	White Plains	Reactivating street-level retail components and enhancing overall shopping experience within multilevel project.	6.5% - 7.0%	$17,000 - $17,500	87%	1H 2018
Fishers Station*	Indianapolis	Demolition, expansion, and replacement of previous anchor with a Kroger ground lease. Center upgrades and new shop space.	9.5% - 10.5%	$10,500 - $11,500	30%	2H 2018
Portofino Shopping Center, Phase II	Houston	Demolition and expansion of existing vacant space to accommodate Nordstrom Rack; rightsizing of existing Old Navy, and relocation of shop tenants.	8.0% - 8.5%	$6,500 - $7,000	47%	2H 2018
Rampart Commons*	Las Vegas	Relocating, re-tenanting, and renegotiating leases as a part of new development plan. Upgrades to building façades and hardscape throughout the center.	7.0% - 7.5%	$16,000 - $17,000	5%	2H 2018
Trussville Promenade[1]	Birmingham	Replacing existing vacant small shops with 22,000 square foot junior anchor.	6.5% - 7.5%	$4,500 - $5,500	43%	2H 2017

UNDER CONSTRUCTION REDEVELOPMENT, REPOSITION, REPURPOSE TOTALS			8.0% - 9.0%	$68,500 - $74,000	52%

COMPLETED PROJECTS DURING Q2 2017

Property	Location (MSA)	Description	Annual Projected ROI	Cost
Centennial Gateway	Las Vegas	Retenanting 13,950 square foot anchor location to enhance overall quality of the center; also includes additional structural improvements and building upgrades.	30.0%	$1,120
Market Street Village	Fort Worth	Retenanting 15,000 square foot anchor space with Party City.	30.9%	$840
Northdale Promenade	Tampa	Multi-phase project involving rightsizing of an existing shop tenant to accommodate construction of new junior anchor, and the demolition of shop space to add another junior anchor, enhance space visibility, and improve overall small shop mix.	14.4%	$4,200

COMPLETED PROJECTS TOTALS			19.5%	$6,160

____________________
1	Refers to Trussville I
*	Asterisk represents assets removed from the operating portfolio.

p. 27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

REDEVELOPMENT, REPOSITION, AND REPURPOSE OPPORTUNITIES

($ in thousands)

REDEVELOPMENT	Location (MSA)	Description
Beechwood Promenade*	Athens	Remerchandising opportunity across vacant shop space via new fitness facility, fast casual dining, and other shops; also considering self storage opportunities.
Courthouse Shadows*	Naples	Recapture of natural lease expiration; re-tenanting center to add a large format tenant / grocer, as well as additional junior box opportunities and outparcel development.
Hamilton Crossing Centre*	Indianapolis	Recapture of lease expiration; substantially enhancing merchandising mix and replacing available anchor tenant.
Targeted Return		9.5% - 10.5%
Expected Cost		$25,000 - $35,000

REPOSITION[1]	Location (MSA)	Description
Centennial Center	Las Vegas	General building enhancements including improved access of main entry point. Addition of two restaurants to anchor the small shop building.
The Landing at Tradition	Port St. Lucie
Retenanting of 40,295 square feet, as well as relocation of an additional existing 7,500 sf tenant within the center to allow for the construction of a new 60,628 sf new anchor tenant. Also, the construction of a new 10,000 sf small shop building on an outparcel currently owned by the Company.

Miramar Square	Ft. Lauderdale	Remerchandising existing 20,000 square foot anchor space to enhance tenant mix; additional asset upgrades to improve position in market.
Targeted Return		10.5% - 11.5%
Expected Cost		$25,000 - $30,000

REPURPOSE	Location (MSA)	Description
The Corner*	Indianapolis	Creation of a mixed use (retail and multi-family) development replacing an unanchored small shop center.
Targeted Return		9.0% - 9.5%
Expected Cost		$15,000 - $20,000

Total Targeted Return		9.0% - 11.0%
Total Expected Cost		$65,000 - $85,000

____________________
1	Reposition refers to less substantial asset enhancements based on internal costs.
*	Asterisk represents assets removed from the operating portfolio.
Note:
These opportunities are merely potential at this time and are subject to various contingencies, many of which are beyond the Company's control. Targeted return is based upon our current expectations of capital expenditures, budgets, anticipated leases and certain other factors relating to such opportunities. The actual return on these investments may not meet our expectations.

p. 28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

2017 PROPERTY DISPOSITIONS

($ in thousands)

DISPOSITIONS

Property Name	MSA	Date Sold	Sales Price
Cove Center	Stuart, FL	3/31/2017
Clay Marketplace	Birmingham, AL	5/25/2017
The Shops at Village Walk	Fort Myers, FL	5/25/2017
Wheatland Towne Crossing	Dallas, TX	6/27/2017
Total			$77,742

p. 29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

GEOGRAPHIC DIVERSIFICATION – ANNUALIZED BASE RENT BY REGION AND STATE

As of June 30, 2017

($ in thousands)

Region/State	Total Operating Portfolio Excluding Developments and Redevelopments		Developments and Redevelopments[2]		Total Operating Portfolio Including Developments and Redevelopments
	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Number of Properties	Owned GLA/NRA[1]	Annualized Base Rent - Ground Leases	Total Annualized Base Rent	Percent of Annualized Base Rent
Florida
Florida	4,212,370	$61,290	220,589	$415	37	4,432,959	$3,615	$65,320	24.3%

Southeast
North Carolina	1,153,395	21,186	23,000	—	10	1,176,395	3,622	24,808	9.2%
Georgia	394,464	4,876	348,815	3,341	4	743,279	511	8,728	3.2%
Tennessee	406,444	6,079	—	—	2	406,444	—	6,079	2.3%
South Carolina	515,232	5,569	—	—	3	515,232	—	5,569	2.1%
Alabama	463,617	4,204	—	—	1	463,617	151	4,355	1.6%
Total Southeast	2,933,152	41,914	371,815	3,341	20	3,304,967	4,284	49,539	18.4%

Midwest
Indiana	2,168,216	28,485	294,012	1,633	22	2,462,228	1,168	31,286	11.6%
Indiana - Office	369,556	6,467	—	—	2	369,556	—	6,467	2.4%
Illinois	310,865	4,181	—	—	3	310,865	—	4,181	1.6%
Ohio	236,230	2,162	—	—	1	236,230	—	2,162	0.8%
Wisconsin	82,254	1,188	—	—	1	82,254	381	1,569	0.6%
Total Midwest	3,167,121	42,483	294,012	1,633	29	3,461,133	1,549	45,665	17.0%

Mid-Central
Texas	1,980,803	31,002	—	—	10	1,980,803	1,082	32,084	11.9%
Oklahoma	822,400	11,485	—	—	5	822,400	1,188	12,673	4.7%
Texas - Other	107,400	591	—	—	1	107,400	—	591	0.2%
Total Mid-Central	2,910,603	43,078	—	—	16	2,910,603	2,270	45,348	16.8%

West
Nevada	847,224	18,487	81,292	1,466	7	928,516	3,819	23,772	8.8%
Utah	391,637	6,514	—	—	2	391,637	68	6,582	2.4%
Arizona	79,902	2,343	—	—	1	79,902	—	2,343	0.9%
Total West	1,318,763	27,344	81,292	1,466	10	1,400,055	3,887	32,697	12.1%

Northeast
New York	—	—	384,651	9,338	1	384,651	—	9,338	3.5%
New Jersey	245,803	5,653	—	—	2	245,803	2,251	7,904	2.9%
Virginia	398,349	7,164	—	—	1	398,349	294	7,458	2.8%
Connecticut	205,729	3,247	—	—	1	205,729	1,033	4,280	1.6%
New Hampshire	78,892	1,138	—	—	1	78,892	160	1,298	0.5%
Total Northeast	928,773	17,202	384,651	9,338	6	1,313,424	3,738	30,278	11.4%
	15,470,782	$233,311	1,352,359	$16,193	118	16,823,141	$19,343	$268,847	100.0%

____________________
1	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage.
2	Represents the eight redevelopment and one development project not in the retail operating portfolio.

p. 30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of June 30, 2017

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per SqFt	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Alabama
Trussville Promenade	Birmingham	1999	463,617	376,010	87,607	94.4%	100.0%	70.2%	$9.61	Wal-Mart, Regal Cinemas, Marshalls, Big Lots, PetSmart, Dollar Tree, Ross Dress for Less	Kohl's, Sam's Club
Arizona
The Corner	Tucson	2008	79,902	55,883	24,019	100.0%	100.0%	100.0%	29.32	Nordstrom Rack, Total Wine & More	Home Depot
Connecticut
Killingly Commons[3]	Killingly	2010	205,729	148,250	57,479	96.9%	100.0%	88.9%	16.28	TJ Maxx, Bed Bath & Beyond, Michaels, Petco, Staples, Stop & Shop Supermarket, Lowe's Home Improvement Center	Target
Florida
12th Street Plaza	Vero Beach	1978/2003	135,016	121,376	13,640	100.0%	100.0%	100.0%	10.03	Publix, Stein Mart, Tuesday Morning, Sunshine Furniture, Planet Fitness
Bayport Commons	Tampa	2008	97,193	71,540	25,653	93.7%	100.0%	76.2%	15.94	Gander Mountain, PetSmart, Michaels	Target
Bolton Plaza	Jacksonville	1986/2014	154,555	136,195	18,360	100.0%	100.0%	100.0%	9.79	LA Fitness, Academy Sports, Marshalls, Aldi
Centre Point Commons	Bradenton	2007	119,275	93,574	25,701	100.0%	100.0%	100.0%	17.42	Best Buy, Dick's Sporting Goods, Office Depot	Lowe's Home Improvement Center
Cobblestone Plaza	Ft. Lauderdale	2011	133,220	68,169	65,051	84.8%	70.4%	99.9%	30.44	Whole Foods, Party City
Colonial Square	Fort Myers	2010	186,580	150,505	36,075	69.7%	71.9%	60.6%	19.13	Around the Clock Fitness, Dollar Tree, Hobby Lobby, PetSmart, Kohl's
Delray Marketplace[3]	Delray	2013	260,138	118,136	142,002	95.7%	100.0%	92.1%	26.00	Frank Theatres, Publix, Jos. A. Bank, Carl's Patio, Chicos, Charming Charlie, Ann Taylor, Burt & Max's
Estero Town Commons	Naples	2006	25,631	—	25,631	80.6%	—%	80.6%	14.63	Lowe's Home Improvement Center, Dollar Tree
Gainesville Plaza	Gainesville	1970/2015	162,243	125,162	37,081	92.3%	100.0%	66.3%	9.44	Ross Dress for Less, Burlington, 2nd and Charles, Save a Lot
Hunter's Creek Promenade	Orlando	1994	119,729	55,999	63,730	100.0%	100.0%	100.0%	14.47	Publix
Indian River Square	Vero Beach	1997/2004	142,706	109,000	33,706	92.4%	100.0%	68.0%	11.40	Beall's, Office Depot, Dollar Tree	Target
International Speedway Square	Daytona	1999/2013	233,443	203,405	30,038	98.3%	100.0%	86.7%	11.41	Bed, Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Total Wine & More, Shoe Carnival
Kings Lake Square	Naples	1986/2014	88,326	45,600	42,726	93.0%	100.0%	85.4%	18.23	Publix
Lake City Commons	Lake City	2008	65,723	45,600	20,123	100.0%	100.0%	100.0%	14.66	Publix
Lake City Commons - Phase II	Lake City	2011	16,291	12,131	4,160	100.0%	100.0%	100.0%	15.62	PetSmart
Lake Mary Plaza	Orlando	2009	21,370	14,880	6,490	100.0%	100.0%	100.0%	37.38	Walgreens
Lakewood Promenade	Jacksonville	1948/1998	196,833	77,840	118,993	85.5%	100.0%	76.0%	12.17	SteinMart, Winn Dixie
Lithia Crossing	Tampa	2003/2013	90,499	53,547	36,952	100.0%	100.0%	100.0%	15.08	Stein Mart, The Fresh Market
Miramar Square	Ft. Lauderdale	2008	224,737	137,505	87,232	84.3%	85.5%	82.4%	15.82	Kohl's, Miami Children's Hospital, Dollar General
Northdale Promenade	Tampa	1985/2017	173,839	118,269	55,570	99.4%	100.0%	98.1%	12.83	TJ Maxx, Tuesday Morning, Ulta Beauty	Winn Dixie
Palm Coast Landing at Town Square	Palm Coast	2010	168,352	100,822	67,530	98.6%	100.0%	96.6%	18.86	Michaels, PetSmart, Ross Dress for Less, TJ Maxx, Ulta Beauty	Target
Pine Ridge Crossing	Naples	1993	105,867	66,351	39,516	100.0%	100.0%	100.0%	17.71	Publix, Ulta Beauty	Beall's, Target

See footnotes on page 35

p. 31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of June 30, 2017

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sq. ft.	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Pleasant Hill Commons	Orlando	2008	70,642	45,600	25,042	95.5%	100.0%	87.4%	$14.81	Publix
Riverchase Plaza	Naples	1991/2001	78,291	48,890	29,401	100.0%	100.0%	100.0%	16.16	Publix
Saxon Crossing	Orange City	2009	119,894	95,304	24,590	96.6%	100.0%	83.3%	15.01	Hobby Lobby, LA Fitness	Lowe's Home Improvement Center, Target
Shoppes of Eastwood	Orlando	1997	69,062	51,512	17,550	100.0%	100.0%	100.0%	13.59	Publix
Shops at Eagle Creek	Naples	1983/2013	70,805	50,187	20,618	98.3%	100.0%	94.2%	15.69	The Fresh Market, Staples	Lowe's Home Improvement Center
Tamiami Crossing	Naples	2016	121,705	121,705	—	100.0%	100.0%	—%	12.51	Marshalls, Michaels, PetSmart, Ross Dress for Less, Stein Mart, Ulta Beauty	Wal-Mart
Tarpon Bay Plaza	Naples	2007	82,535	60,139	22,396	96.6%	100.0%	87.5%	21.33	World Market, Staples, PetSmart	Target
Temple Terrace	Temple Terrace	2012	90,377	58,798	31,579	98.1%	100.0%	94.5%	10.89	Winn-Dixie, United Parcel Service
The Landing at Tradition	Port St. Lucie	2007	360,974	290,396	70,578	82.0%	86.1%	64.8%	15.72	TJ Maxx, Ulta Salon, Babies "R" Us, Bed Bath & Beyond, LA Fitness, Michaels, Office Max, Old Navy, PetSmart, Pier 1, DSW	Target
The Shops at Julington Creek	Jacksonville	2011	40,219	21,038	19,181	100.0%	100.0%	100.0%	19.31	The Fresh Market
Tradition Village Center	Port St. Lucie	2006	84,163	45,600	38,563	93.9%	100.0%	86.6%	16.52	Publix
Waterford Lakes Village	Orlando	1997	77,948	51,703	26,245	100.0%	100.0%	100.0%	13.14	Winn-Dixie
Georgia
Mullins Crossing	Evans	2005	251,757	205,716	46,041	97.4%	100.0%	86.0%	12.55	Ross Dress for Less, Babies "R" Us, Kohls, La-Z Boy, Marshalls, Office Max, Petco	Target
Publix at Acworth	Atlanta	1996	69,628	37,888	31,740	98.3%	100.0%	96.2%	12.41	Publix
The Centre at Panola	Atlanta	2001	73,079	51,674	21,405	100.0%	100.0%	100.0%	12.98	Publix
Illinois
Fox Lake Crossing	Chicago	2002	99,072	65,977	33,095	90.7%	100.0%	72.5%	13.34	Dominick's Finer Foods, Dollar Tree
Naperville Marketplace	Chicago	2008	83,793	61,683	22,110	98.1%	100.0%	92.6%	13.62	TJ Maxx, PetSmart,	Caputo's
South Elgin Commons	Chicago	2011	128,000	128,000	—	100.0%	100.0%	—%	14.55	LA Fitness, Ross Dress for Less, Toy "R" Us	Target
Indiana
54th & College	Indianapolis	2008	—	—	—	—%	—%	—%	0.00	The Fresh Market (ground lease)
Beacon Hill	Crown Point	2006	56,897	11,043	45,854	94.4%	100.0%	93.0%	15.96	Anytime Fitness	Strack & Van Till, Walgreens
Bell Oaks Centre	Newburgh	2008	94,958	74,122	20,836	100.0%	100.0%	100.0%	12.00	Schnuck's Market
Boulevard Crossing	Kokomo	2004	124,631	74,440	50,191	95.7%	100.0%	89.4%	14.79	Petco, TJ Maxx, Ulta Beauty, Shoe Carnival	Kohl's
Bridgewater Marketplace	Indianapolis	2008	25,975	—	25,975	86.8%	—%	86.8%	20.58		Walgreens
Castleton Crossing	Indianapolis	1975/2012	286,377	247,710	38,667	100.0%	100.0%	100.0%	11.85	K&G Menswear, Value City, TJ Maxx/Home Goods, Shoe Carnival, Dollar Tree, Burlington
Cool Creek Commons	Indianapolis	2005	124,272	53,600	70,672	93.0%	100.0%	87.8%	18.03	The Fresh Market, Stein Mart
Depauw University Bookstore and Café	Greencastle	2012	11,974	—	11,974	100.0%	—%	100.0%	8.36	Folletts, Starbucks
Eddy Street Commons at Notre Dame	South Bend	2009	87,991	20,154	67,837	96.0%	100.0%	94.8%	25.14	Hammes Bookstore, Urban Outfitters
Geist Pavilion	Indianapolis	2006	63,910	29,700	34,210	96.2%	100.0%	92.8%	16.87	Goodwill, Ace Hardware
Glendale Town Center	Indianapolis	1958/2008	393,002	329,546	63,456	97.8%	100.0%	86.6%	7.29	Macy’s, Landmark Theaters, Staples, Indianapolis Library, Nexus Academy of Indianapolis	Lowe's Home Improvement Center, Target, Walgreens
Greyhound Commons	Indianapolis	2005	9,152	—	9,152	100.0%	—%	100.0%	13.60		Lowe's Home Improvement Center
Lima Marketplace	Fort Wayne	2008	100,461	71,521	28,940	91.3%	100.0%	69.8%	14.42	Aldi, Dollar Tree, Office Depot, PetSmart	Wal-Mart
See footnotes on page 35

p. 32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of June 30, 2017

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Rangeline Crossing	Indianapolis	1986/2013	99,238	47,962	51,276	100.0%	100.0%	100.0%	$21.97	Earth Fare, Walgreens
Rivers Edge	Indianapolis	2011	150,428	117,890	32,538	96.5%	100.0%	84.0%	21.48	Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy, Buy Buy Baby, J Crew Mercantile
Stoney Creek Commons	Indianapolis	2000/2013	84,330	84,330	—	64.1%	64.1%	—%	13.44	Goodwill, LA Fitness	Lowe's Home Improvement Center
Traders Point I	Indianapolis	2005	279,646	238,721	40,925	74.7%	71.6%	93.0%	14.97	Dick's Sporting Goods, AMC Theatre, Bed, Bath & Beyond, Michaels, Old Navy, PetSmart, Books-A-Million
Traders Point II	Indianapolis	2005	45,977	—	45,977	92.2%	—%	92.2%	26.12
Whitehall Pike	Bloomington	1999	128,997	128,997	—	100.0%	100.0%	—%	7.86	Lowe's Home Improvement Center
Nevada
Cannery Corner[3]	Las Vegas	2008	30,745	—	30,745	94.3%	—%	94.3%	36.08	Chipotle, Five Guys	Lowe's Home Improvement Center, Sam's Club
Centennial Center[3]	Las Vegas	2002	334,205	158,335	175,870	85.6%	85.2%	85.9%	24.85	Wal-Mart, Sam's Club, Ross Dress for Less, Big Lots, Famous Footwear, Michaels, Party City, Petco, Rhapsodielle, Home Depot
Centennial Gateway[3]	Las Vegas	2005	193,033	139,861	53,172	94.3%	92.1%	100.0%	24.14	24 Hour Fitness, Sportsman's Warehouse, Walgreens, Trader Joe's
Eastern Beltway Center[3]	Las Vegas	1998/2006	162,444	83,982	78,462	93.4%	100.0%	86.4%	24.06	Office Max, Petco, Ross Dress for Less, Sam's Club, Skechers, Wal-Mart	Home Depot
Eastgate Plaza[3]	Las Vegas	2002	96,589	53,030	43,559	70.2%	61.3%	81.1%	25.35	99 Cent Only Store, Party City	Wal-Mart
Lowe's Plaza[3]	Las Vegas	2007	30,208	—	30,208	60.0%	—%	60.0%	31.30	Anytime Fitness, Starbucks	Lowe's Home Improvement Center
New Hampshire
Merrimack Village Center	Merrimack	2007	78,892	54,000	24,892	100.0%	100.0%	100.0%	14.43	Supervalue (Shaw's)
New Jersey
Bayonne Crossing	Bayonne	2011	106,198	52,219	53,979	98.6%	100.0%	97.3%	28.83	Michaels, New York Sports Club, Lowe's Home Improvement Center, Wal-Mart
Livingston Shopping Center	Newark	1997	139,605	133,125	6,480	95.4%	100.0%	—%	19.77	Cost Plus, Buy Buy Baby, Nordstrom Rack, DSW, TJ Maxx, Ulta
North Carolina
Holly Springs Towne Center - Phase I	Raleigh	2013	207,527	109,233	98,294	94.4%	100.0%	88.2%	16.74	Dick's Sporting Goods, Marshalls, Petco, Ulta Beauty, Michaels	Target
Holly Springs Towne Center - Phase II	Raleigh	2016	122,009	88,843	33,166	98.7%	100.0%	95.1%	19.75	Bed Bath & Beyond, DSW, AMC Theatre (Carmike)
Memorial Commons	Goldsboro	2008	111,022	73,876	37,146	100.0%	100.0%	100.0%	12.87	Kroger (Harris Teeter), Office Depot
Northcrest Shopping Center	Charlotte	2008	133,674	65,576	68,098	96.2%	100.0%	92.5%	22.29	REI Co-Op, David's Bridal, Dollar Tree, Old Navy, Five Below	Target
Oleander Place	Wilmington	2012	45,530	30,144	15,386	100.0%	100.0%	100.0%	17.03	Whole Foods
Parkside Town Commons - Phase I	Cary	2015	55,390	22,500	32,890	100.0%	100.0%	100.0%	24.10	Kroger (Harris Teeter), Petco, Guitar Center	Target
Parkside Town Commons - Phase II	Cary	2017	291,681	191,988	99,693	95.4%	100.0%	86.5%	19.02	Frank Theatres, Golf Galaxy, Hobby Lobby, Stein Mart, Chuy's, Starbucks, Panera Bread
Perimeter Woods	Charlotte	2008	126,155	105,262	20,893	100.0%	100.0%	100.0%	20.97	Best Buy, Off Broadway Shoes, Office Max, PetSmart, Lowe's Home Improvement Center
Toringdon Market	Charlotte	2004	60,407	26,072	34,335	94.9%	100.0%	91.0%	20.68	Earth Fare
See footnotes on page 35

p. 33	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of June 30, 2017

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %				Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft
Ohio
Eastgate Pavilion	Cincinnati	1995	236,230	231,730	4,500	100.0%	100.0%	100.0%	$9.15	Best Buy, Dick's Sporting Goods, Value City Furniture, Petsmart, DSW, Bed Bath & Beyond
Oklahoma
Belle Isle Station	Oklahoma City	2000	164,407	92,783	71,624	98.5%	100.0%	96.5%	17.39	Shoe Carnival, Old Navy, Ross Stores, Nordstrom Rack, Babies "R" Us, Ulta Salon	Wal-Mart
Shops at Moore	Moore	2010	260,592	187,916	72,676	98.3%	100.0%	93.9%	12.38	Bed Bath and Beyond, Best Buy, Hobby Lobby, Office Depot, PetSmart, Ross Dress for Less	JC Penney
Silver Springs Pointe	Oklahoma City	2001	48,474	20,515	27,959	74.9%	100.0%	56.6%	15.85	Kohls, Office Depot	Wal-Mart, Sam's Club, Home Depot
University Town Center	Norman	2009	158,440	77,097	81,343	93.8%	100.0%	87.9%	18.01	Office Depot, Petco, TJ Maxx, Ulta Beauty	Target
University Town Center Phase II	Norman	2012	190,487	133,546	56,941	93.0%	100.0%	76.7%	12.68	Academy Sports, DSW, Home Goods, Michaels, Kohls, Guitar Center
South Carolina
Hitchcock Plaza	Augusta-Aiken	2006	252,370	214,480	37,890	90.8%	89.7%	97.4%	10.42	TJ Maxx, Ross Dress for Less, Academy Sports, Bed Bath and Beyond, Farmers Home Furniture, Old Navy, Petco
Publix at Woodruff	Greenville	1997	68,055	47,955	20,100	100.0%	100.0%	100.0%	10.85	Publix
Shoppes at Plaza Green	Greenville	2000	194,807	172,136	22,671	94.7%	94.1%	100.0%	13.23	Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Tennessee
Cool Springs Market	Nashville	1995	230,980	172,712	58,268	100.0%	100.0%	100.0%	15.69	Dick's Sporting Goods, Marshalls, Buy Buy Baby, DSW, Staples, Jo-Ann Fabric	Kroger
Hamilton Crossing - Phase II & III	Alcoa	2008	175,464	135,737	39,727	95.4%	100.0%	79.9%	14.66	Dicks Sporting Goods, Michaels, Old Navy, PetSmart, Ross Dress for Less
Texas[4]
Chapel Hill Shopping Center	Fort Worth	2001	126,755	43,450	83,305	94.7%	100.0%	92.0%	24.90	H-E-B Grocery, The Container Store, Cost Plus World Market
Colleyville Downs	Dallas	2014	190,940	142,073	48,867	100.0%	100.0%	100.0%	12.99	Whole Foods, Westlake Hardware, Vineyard's Antique Mall, Goody Goody Liquor, Petco
Kingwood Commons	Houston	1999	164,366	74,836	89,530	100.0%	100.0%	100.0%	19.74	Randall's Food and Drug, Petco, Chico's, Talbots, Ann Taylor, Jos. A. Bank
Market Street Village/ Pipeline Point	Fort Worth	1970/2011	156,621	136,742	19,879	100.0%	100.0%	100.0%	13.04	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby, Party City
Plaza at Cedar Hill	Dallas	2000/2010	302,458	244,065	58,393	100.0%	100.0%	100.0%	13.25	Sprouts Farmers Market, DSW, Ross Dress for Less, Hobby Lobby, Office Max, Marshalls, Toys “R” Us/Babies “R” Us, Home Goods
Plaza Volente	Austin	2004	156,308	105,000	51,308	98.3%	100.0%	94.9%	17.25	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	386,414	218,909	167,505	92.2%	100.0%	82.0%	19.73	DSW, Michaels, PGA Superstore, SteinMart, PetSmart, Old Navy, TJ Maxx, Nordstrom Rack	Sam's Club
Sunland Towne Centre	El Paso	1996/2014	306,437	265,037	41,400	98.9%	100.0%	91.7%	11.98	Sprouts Farmers Market, PetSmart, Ross, Kmart, Bed Bath & Beyond, Specs Fine Wines

See footnotes on page 35

p. 34	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of June 30, 2017

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Waxahachie Crossing	Waxahachie	2010	97,127	72,191	24,936	100.0%	100.0%	100.0%	$14.71	Best Buy, PetSmart, Ross Dress for Less	Home Depot, JC Penney
Westside Market	Dallas	2013	93,377	70,000	23,377	100.0%	100.0%	100.0%	16.12	Randall's Tom Thumb
Utah
Draper Crossing	Draper	2012	164,143	115,916	48,227	95.0%	100.0%	82.8%	14.91	TJ Maxx, Dollar Tree, Downeast Home, Kroger (Smith's)
Draper Peaks	Draper	2012	227,494	101,464	126,030	93.8%	100.0%	88.8%	19.63	Michaels, Office Depot, Petco, Quilted Bear, Ross Dress for Less	Kohl's
Virginia
Landstown Commons	Virginia Beach	2007	398,349	207,300	191,049	93.8%	100.0%	87.1%	19.17	Bed Bath & Beyond, Best Buy, Books-A-Million, Five Below, Office Max, Pestmart, Rack Room, Ulta, Walgreens, Kirkland's, AC Moore, Ross Dress for Less	Kohl's
Wisconsin
Village at Bay Park	Ashwaubenon	2005	82,254	23,878	58,376	92.1%	100.0%	88.9%	15.69	DSW, JC Penney

Total			14,969,637	10,222,809	4,746,828	94.5%	97.0%	89.2%	$15.95
Total Including Development and 3-R Properties not in the Operating Portfolio - see pages 26-28									$16.20

____________________
1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
2	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of June 30, 2017, except for Greyhound Commons and 54th & College.
3	See Joint Venture Summary on page 14.
4	Burlington has been removed from the operating portfolio as it is a non-core asset expected to be held through term of the ground lease of the land underlying the property.

p. 35	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

OPERATING OFFICE PROPERTIES AND OTHER

As of June 30, 2017

($ in thousands, except per square foot data)

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Office and Other Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Office Properties
Thirty South Meridian[2]	Indianapolis	1905/2002	Redeveloped	287,928	99.0%	$5,216	68.2%	$18.31	Indiana Supreme Court, Stifel, Kite Realty Group, Lumina Foundation
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Stand-alone Office Components of Retail Properties
Eddy Street Office (part of Eddy Street Commons)[4]	South Bend	2009	Developed	81,628	100.0%	1,251	16.4%	15.32	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	Acquired	24,189	87.5%	592	7.7%	27.96
Total Office Properties				393,745	98.5%	$7,058	92.3%	$18.21

Multi-Family
Lake Lofts at Deerwood	Jacksonville	2017		—	—	—	—	—	130 Apartment Units - Available for Occupancy 8/2017

Lessee of Land on Short Term Renewal
Burlington	San Antonio	1992/2000		107,400	100.0%	$591	7.7%	$5.50	Burlington
				107,400	100.0%	$591	7.7%	$5.50
Total Office and Other				501,145	98.8%	$7,649	100.0%	$15.45

____________________
1	Annualized Base Rent represents the monthly contractual rent for June 2017 for each applicable property, multiplied by 12.
2	Annualized Base Rent includes $793,117 from the Company and subsidiaries as of June 30, 2017, which is eliminated for purposes of our consolidated financial statement presentation.
3	The garage is managed by a third party.
4	The Company also owns the Eddy Street Commons retail shopping center in South Bend, Indiana, along with a parking garage that serves a hotel and the office and retail components of the property.

p. 36	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

COMPONENTS OF NET ASSET VALUE

As of June 30, 2017

($ in thousands)

Cash Net Operating Income (NOI)		Supplemental Page No.:	Other Assets		Supplemental Page No.:
GAAP property NOI (incl. Ground Lease Revenue)	$69,282	13	Cash and cash equivalents	$27,635	7
Below-market lease intangibles, net	(950)	10	Tenant and other receivables (net of SLR)	22,452	7
Straight-line rent	(1,099)	10	Restricted cash and escrow deposits	8,717	7
Other property related revenue	(5,267)	13	Prepaid and other assets[1]	7,688	7
Ground lease ("GL") revenue	(4,836)	13, footnote 1	Undeveloped land in operating portfolio	20,070	10, footnote 4
Consolidated Cash Property NOI (excl. GL)	$57,130		Land held for development	31,981	10
Annualized Consolidated Cash Property NOI (excl. ground leases)	$228,521		CIP not in under construction development/redevelopment[2]	50,570	26
			Total Other Asset Value	$169,113

Adjustments To Normalize Annualized Cash NOI			Liabilities
Total projected remaining development / transitional redevelopment cash NOI [3]	9,225	26	Mortgage and other indebtedness	$(1,675,064)	7
Unconsolidated EBITDA	137	11	Accounts payable and accrued expenses	(88,482)	7
Pro forma adjustments[4]	(3,214)		Other liabilities[5]	(16,487)	7, 10
General and administrative expense allocable to property management activities included in property expenses ($1,200 in Q2)	4,800	13, footnote 4	Debt premium and issuance costs, net	(1,146)	11
Total Adjustments	10,948		Non-controlling redeemable joint venture interest	(32,531)	14
			Projected remaining under construction development/redevelopment[6]	(36,660)	26, 27
Annualized Normalized Portfolio Cash NOI (excl. Ground Leases)	$239,469		Total Liabilities	$(1,850,370)
Annualized Ground Lease NOI	19,343
Total Annualized Portfolio Cash NOI	$258,812		Common shares and units outstanding	85,582,320	11

____________________
1	Excludes the Company's $2.5 million investment in an unconsolidated joint venture.
2	Includes CIP amounts for Lake Lofts at Deerwood, Holly Springs Town Center - Phase III and miscellaneous tenant improvements and small projects.
3	Excludes the projected cash NOI and related cost from the 3-R opportunities outlined on page 28.
4	Current quarter cash NOI, annualized, for properties sold during the quarter.
5	Deferred revenue and other liabilities of $103 million less mark-to-market lease liability of $87 million.
6	Assumes mid-point of projected cost range ($71.3 million) for 3-R projects under construction.

p. 37	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17

EARNINGS GUIDANCE - 2017

	Original 2017 Guidance[1]	Updated 2017 Guidance
FFO per diluted share, as defined by NAREIT	$2.00 - $2.06	$2.01 - $2.05

Key Assumptions
Disposition of operating properties	$45 million - $55 million	$78 million
Same property NOI growth[2]	2.0% - 3.0%	2.5% - 3.0%
Percent leased at year-end - Retail Portfolio	95.0% - 96.0%	95.0% - 95.5%
General and administrative expenses	$20 million - $22 million	$21 million - $22 million
GAAP interest expense	$66 million - $68 million	$66 million - $67 million
Gain on sale of non-depreciable assets included in other property related revenue	$1 million - $3 million	$5.0 million - $5.5 million
Non-cash below market lease amortization	$2.5 million - $3.5 million	$2.5 million - $3.5 million

____________________
1
The Company’s 2017 guidance is based on a number of factors, many of which are outside the Company’s control and all of which are subject to change.  The Company may change its guidance during the year if actual or anticipated results vary from these assumptions, although the Company undertakes no obligation to do so.

2	As defined on same property net operating income table on page 12.

p. 38	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/17